BED BATH & BEYOND 1 Mark Tritton, President & Chief Executive Officer Gustavo Arnal, Executive Vice President, Chief Financial Officer Second Quarter Fiscal 2021 Earnings Presentation September 30, 2021 (Period Ending August 28, 2021)

BED BATH & BEYOND 2 This presentation contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives, as well as more generally the status of its future liquidity and financial condition and its outlook for the Company’s fiscal 2021 third quarter and for its 2021 fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with the COVID-19 pandemic and the governmental responses to it, including its impacts across the Company’s businesses on demand and operations, as well as on the operations of the Company’s suppliers and other business partners, and the effectiveness of the Company’s actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company’s strategic restructuring program and store network optimization strategies; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company’s plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for the Company’s business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. Except as required by law, the Company does not undertake any obligation to update its forward-looking statements. Forward Looking Statements

BED BATH & BEYOND 3 Agenda  Q2’21 Results (Jun-Jul-Aug)  Q3’21 & FY 2021 Outlook  Transformation Update  Appendix

4BED BATH & BEYOND Q2’21 RESULTS

BED BATH & BEYOND 5 Second Quarter Highlights  Net Sales of $1.985B reflecting comp1 sales decrease of -1%  Bed Bath & Beyond banner comp1 decline of -4% as a result of deceleration and lower- than-expected traffic in August (largest month of Q2)  buybuy BABY positive comp1 of +mid-teens percent growth  Adjusted2 Gross Margin of 34.0%, due to unprecedented and significantly higher than anticipated freight cost increases, particularly later in the quarter  SG&A expense in-line with plan  Adjusted2 EBITDA of $85M as result of Net Sales and Adjusted Gross Margin performance  Positive Operating Cash Flow generation of $75M  Cash and Investments Balance of $1.1B and Total Liquidity3 of $2B inclusive of Company’s recently amended ABL Facility Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021

BED BATH & BEYOND 6 Total Comp1 Sales -1% vs. Q2’20 Net Sales $1.985B Adj. Gross Margin2 34.0% Adj. EBITDA2 $85M Op. Cash Flow $75M Second Quarter Results – Key Financial Metrics Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. BBB -4% vs. Q2’20 BABY +DD% vs. Q2’20 Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021 +high teens%

BED BATH & BEYOND 7 Net Sales to Comparable Sales vs. LY (Q2’21 vs. Q2’20) • Total Net Sales decline of -26% includes: • planned reduction from non-core banner divestitures of -15% • Core banner net sales decline of -11% includes: • planned reduction from fleet optimization activity of -10% • Comparable1 sales decline of -1% • Sales performance impacted by slower traffic in large month of August -11% -1%-26% -15% -10% Total Net Sales Divestitures Core Banner Net Sales (excl. Divestitures) Fleet Optimization Comp Sales Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Stores +3% Digital -9% Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021

BED BATH & BEYOND 8 Q2’20 32% Q2’19 18% Q2’18 16% Q2’21 34% Continued Digital Penetration Key Sales Drivers By Banner Comp Sales1 vs. Q2’20 Total Group -1% Bed Bath & Beyond Banner -4% buybuy BABY Banner +high-teens Top 5 Destination Categories at Bed Bath & Beyond Banner Comp Sales1 vs. Q2’20 % of Net Sales in Q2’21 Bedding -2% 20% Bath -8% 11% Kitchen Food Prep -10% 19% Indoor Décor -10% 9% Home Organization +5% 8% Destination Category -6% 66% Other Categories -1% 34% Total Bed Bath & Beyond Banner -4% 100% Note: Based on Core business 2x Digital Penetration vs. 2019 Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021

BED BATH & BEYOND 9 Channel Mix Q2'21 Gross Margin Q2'20 Gross Margin Product Mix Cost Savings / Leverage Freight 34.0% 35.9% +130 bps +40 bps 0 bps Note: numbers may not add due to rounding Gross Margin Bridge – Q2’20 to Q2’21 • Q2’21 total enterprise gross margin of 34.0% primarily driven by higher-than- expected freight cost increases -360 bps vs. -240 bps anticipated Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021 +170 bps total

BED BATH & BEYOND 10 Total Cash & Investments $1.1B Bonds $1.2B Strong Cash & Liquidity Total Liquidity3 of $2B Q1'21 Total Cash & Investments $1.2B Q2'21 Total Cash & Investments $1.1B Operating Cash Flow $0.1B Capital Expenditures -$0.1B Investing Cash Flow -$0.1B ABL $0.9B Generated $75M in Operating Cash Flow Q2’21 RESULTS PERIOD ENDING AUGUST 28, 2021 $0.6B total share repurchases at an average of $25/share program-to-date

11BED BATH & BEYOND FINANCIAL OUTLOOK

BED BATH & BEYOND 12 Note: Adj. gross margin, adj, EBITDA & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation. Key Considerations:  November is an important sales month (i.e. Thanksgiving/Holidays)  Depreciation & Amortization: $63M - $65M  Interest Expense: approx. $16M  Tax Rate: 26% - 28% (excluding discrete items)  Weighted Average Share Count: approx. 102M P&L Q3’21 Sales $1.96B - $2.0B Comp Sales FLAT Adjusted Gross Margin 34.0% - 35.0% Adjusted EBITDA $80M - $85M Adjusted EPS Range $0.00 - $0.05 FINANCIAL OUTLOOK Third Quarter Fiscal 2021 Outlook

BED BATH & BEYOND 13 P&L FULL YEAR FISCAL 2021 CURRENT PRIOR Sales $8.1B - $8.3B $8.2B - $8.4B Comp Sales (Q2’21 – Q4’21) flat to slightly positive +low single-digit growth Adjusted Gross Margin (as a percentage of sales) Approx. 34.0% - 35.0% Approx. 35% Adjusted SG&A (as a percentage of sales) Approx. 32% Approx. 31% Adjusted EBITDA $425M - $465M $520M - $540M Adjusted EPS Range $0.70 - $1.10 $1.40 - $1.55 Revising Full Year Fiscal 2021 Outlook FINANCIAL OUTLOOK Note: Adj. gross margin, adj. SG&A, adj, EBITDA & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation. Key Considerations:  Depreciation & Amortization: approx. $250M - $260M  Interest Expense: approx. $63M - $65M  Tax Rate: 26% - 28% (excluding discrete items)  Weighted Average Share Count: approx. 105M

BED BATH & BEYOND 14 CAPITAL ALLOCATION FULL YEAR FISCAL 2021 CAPEX Approx. $400M Gross Debt-to-EBITDA Ratio4 Faster Improvement to approx. 3.0x Share Repurchase $325M Weighted Average Share Count Approx. 105M Full Year Fiscal 2021 Outlook – Capital Allocation FINANCIAL OUTLOOK

BED BATH & BEYOND 15 2019 2021 Net Sales of $11B Net Sales $8.1B to $8.3B[Core Net Sales of $9B] Adj. Gross Margin approx. 33% Adj. Gross Margin approx. 34.0% - 35.0% Adj. EBITDA $465M [Core EBITDA $425M] Adj. EBITDA $425M to $465M EPS $0.46 EPS $0.70 to $1.10 Approx. 126 million Approx. 100 million* ending total shares ending total shares Portfolio & Financial Transformation FINANCIAL OUTLOOK non-core banner divestitures & store fleet optimization core flat to approx. 10% smaller, streamlined base approx. 1.5x to 2.5x higher >20% reduction through share repurchases; total of $700M up approx. 100 to 200 bps *Represents total, ending shares outstanding available for share repurchases. The Company has guided to WEIGHTED AVERAGE SHARES of approximately 105 M related to its FY 2021 EPS guidance. Please refer to slides 13 and 14 for additional details. Note: Adj. gross margin, adj. SG&A, adj, EBITDA & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

16BED BATH & BEYOND TRANSFORMATION UPDATE

BED BATH & BEYOND 17 Launched Significant TRANSFORMATION with pivot in 2020 TRANSFORMATION UPDATE

TRANSFORMATION UPDATE

Key Strategic Initiatives

⬆ on-track

		3-Year Strategic Plan	Fiscal Year 2021 (Year 1) of Transformation		Q2'21 Snapshot
commercial	**Digital-First, Omni-Always**	✓ Stores as fulfillment hubs ✓ Omni-always platform	✓ Invest in key projects for **enhanced capabilities**	on-track	✓ Instituted **cross-banner** browsing ✓ Launched **pre-store opening** curb-side pick-up ✓ Expanded same day delivery via new **Roadie partnership**
commercial	**Store Remodel & Fleet Optimization**	✓ **Remodel** ~450 BBB stores ✓ **Close** ~ 200 BBB stores	✓ Approx. 130 to 150 **remodels** ✓ Approx. 200 BBB **closures** (cumulative)	on-track	✓ **+MSD%** sales lift in **remodels above plan** ✓ **Re-opened Chelsea flagship** performing **ahead of expectations** ✓ **70 remodels** to-date & **closed 5** BBB stores (165 cumulative)
commercial	**Inspirational merchandising assortment including Owned Brands**	✓ Launch **10** BBB Owned Brands ✓ Owned Brand penetration of **30%**	✓ Introduce **8 Owned Brands** ✓ Launched 6 Owned Brands in 1H21 ✓ Owned brand penetration of 20%	on-track	✓ Launched **three** new Owned Brands ✓ Penetration of >**20% Overall** & **>25% in remodeled stores**
commercial	**Accelerate growth of buybuy BABY & Harmon Banners**	✓ Increase BABY sales to $1.5B+	✓ Modernize **destination categories** & extend value prop ✓ **Age up** strategy	on-track	✓ **Double-digit positive comp sales growth & market share gains** ✓ **Digital penetration >50%** at BABY
operational	**Modernize supply chain and technology**	✓ Reduce store replenishment to 10 days (via RDCs) ✓ New tech roadmap (merch, ERP & supply chain)	✓ Plan and begin implementation of two **RDC**s in NE/West ✓ Initiate new Oracle **ERP** rollout	on-track	✓ Announced strategic partnership with Ryder to develop/operate NE and West RDCs ✓ Tech roadmap and ERP implementation on track

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BED BATH & BEYOND 19 TRANSFORMATION UPDATE Digital Transformation Three Pillars of Transformation ELEVATE EXPERIENCE: Overhauled websites with new look, reduced steps to checkout and AI-powered search UNLOCK OMNI-ALWAYS: launched BOPIS & curbside pickup services TRANSFORM TO DIGITAL FIRST: Upgraded tools and processes to improve speed to market Digital Sales penetration34% Digital penetration vs. 20192x Visits to website more than 205 million Omni + Digital shoppers approximately 50% Total digital sales fulfilled by stores including >15% BOPIS greater than 35% Note: App data (launches and first-time visitors) relates to Bed Bath & Beyond banner only

BED BATH & BEYOND 20 • Redesigned and transformed Chelsea Flagship in NYC • 70 store remodels to-date • Initial output of sales exceed estimates Q2’21 Progress • Expects to deliver approx. 130 to 150 remodels across US & CAN) as planned FY 2021 TRANSFORMATION UPDATE Store Remodels AFTER BEFORE

BED BATH & BEYOND 21 TRANSFORMATION UPDATE Chelsea, New York City - Reopened July 2021 UNIQUE CUSTOMER EXPERIENCES Soda Stream Bubble Bar, Casper’s First Shop-In Shop, Interactive Vacuum Shop & Café 3B™ REIMAGINED SHOPPING An Open floor plan with increased sightlines, improved way-finding signage, enhanced merchandising presentation & dipped in blue elements A beacon for the overall redefinition of the new Bed Bath & Beyond

BED BATH & BEYOND 22 TRANSFORMATION UPDATE Store Fleet Optimization • Closed 5 Bed Bath Banner Stores (165 closures-to-date) • Sales transference rate of >20% (above expectations) Q2’21 Progress • Continue to expect approx. 200 store closures through FY21 FY 2021 Continuing to position our network for the future:  Disciplined management of inventory and receipts  Partnership with recognized liquidation service  Robust in-store and digital local marketing  Data-driven tracking and monitoring

BED BATH & BEYOND 23 TRANSFORMATION UPDATE Assortment Progress: Launched 3 New Owned Brands in Q2’21 Bring your story to life Launched June 2021 Start with food. End with love. Launched June 2021 Launched July 2021 Solutions for a well-kept home

BED BATH & BEYOND 24 TRANSFORMATION UPDATE Six Owned Brands Launched Ahead of Schedule in 1H21 Bring your story to life Launched June 2021 Start with food. End with love. Launched June 2021 Launched July 2021 Solutions for a well-kept home Escape the noise Launched March 2021 everyday comfort Launched April 2021 Launched May 2021 Home starts here ON-TRACK TO LAUNCH TWO NEW OWNED BRANDS IN Q3’21

BED BATH & BEYOND 25 FY 2020 approx. 10% Q2’21 above 20% FY 2021 run rate > 20% FY 2023 GOAL OF 30%  Penetration greater than 20% in chain  Driving new customers and reactivating customers Owned Brands Sales Performance and Penetration Ahead of schedule on Full Fiscal Year 2021 and 2023 Owned Brands penetration goals  Penetration greater than 25% in remodeled stores  Building strong brand equity with lower coupon attachment rates TRANSFORMATION UPDATE

BED BATH & BEYOND 26 Positive Net Sales growth vs. Q2’20 with market share increasing growth of +high-teens percent Consecutive market share gains4th month of Digital penetration driven by BOPIS orders greater than 50% Continued Growth in buybuy BABY Banner #1 specialty baby retailer in markets with a presence #5 retailer in baby registry nationally TRANSFORMATION UPDATE

TRANSFORMATION UPDATE

Supply Chain and Technology

Delivering Value

- ✓ Increased digital capabilities
- ✓ Flexibility, agility and scalability
- ✓ Speed to market
- ✓ More efficient technology operations
- ✓ Shift spend towards innovation
- ✓ Improved return on technology investment

	PRIOR STATE	Q2'21 PROGRESS	FUTURE STATE
SUPPLY CHAIN	▪ 35-day store replenishment ▪ Vendor direct network with consolidation hubs ▪ Inefficiencies driving high, uncompetitive costs	▪ Selected Ryder System, Inc. as the TP logistics provider to improve merch replenishment	▪ 10-day store replenishment ▪ 4 regional DCs ▪ Increased standardization to lower total supply chain costs
TECHNOLOGY	▪ Disparate legacy technology ▪ Legacy and siloed architecture and applications ▪ Reactive and manually intensive operating model	▪ RELEX system testing underway ▪ Phase 2 of Oracle ERP underway ▪ Selected planning and assortment optimization partners	▪ Cloud-based and scalable infrastructure ▪ New ERP ▪ Automated and agile operating model

BED BATH & BEYOND

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BED BATH & BEYOND 28 Unlocking a Virtuous Cycle to Drive Sustainable Value Creation TRANSFORMATION UPDATE

BED BATH & BEYOND 29 36.0% 34.1% 33.3% 33.6% 34.0% - 35.0% 38.0% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E FY 2022E FY 2023E Continued Gross Margin Expansion TRANSFORMATION UPDATE Building a Positive Track Record of Performance – Gross Margin

BED BATH & BEYOND 30 $225M $150M $130M $100M $375M $230M in 1H21 total of $325M $- $50 $100 $150 $200 $250 $300 $350 $400 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 FY 2020 FY 2021E FY 2022E FY 2023E Accelerated Share Repurchase Program Leverage of <3.0x PMALL Divesture One Kings Lane Divesture approx. $1 billion cumulative share repurchases TRANSFORMATION UPDATE Shareholder Value Creation Through Capital Deployment approx. $300M share repurchases Linen , CTS & Distribution Center Divestiture CPWM Divestiture $600M cash in-flow from divestitures Note: All dollar values of share repurchases reflect open market repurchases more than $600M repurchased through Q2’21 $0.6B total share repurchases at an average of $25/share

BED BATH & BEYOND 31 WHO WE ARE Key Developments  People: Announced new industry-leading paid parental leave program providing 100% of pay for up to 8 weeks after birth/adoption or fostering of a new child for parents  Community: Named Nicole Cokley Dunlap as Chief Diversity Officer, who will lead the Company's diversity, equity and inclusion (DE & I) strategy to deliver change within our company and the communities we serve  Planet: Continue to expand in next generation, better-for-you home care and cleaning products, including Safely™ - launched August 2021 Investing in What We Believe In $10 MILLION “BRINGING HOME EVERYWHERE” PROGRAM creating comfort and providing essential support to communities suffering in the face of the pandemic; we will continue to do what we can to make it easy to feel at home for those most in need at this time.

BED BATH & BEYOND 32 WHO WE ARE  Turnaround story with significant potential for sustainable financial results  Long-term sales acceleration through assortment curation, the addition of Owned Brands and a digital-first mindset  Enhancing gross margin & EBITDA through product mix, pricing and operational efficiencies  Strong balance sheet and consistent cash flow generation  Capital allocation focused on shareholder return Investment Thesis

33BED BATH & BEYOND APPENDIX

BED BATH & BEYOND 34 APPENDIX Quarterly Summary of FY2019 & FY2020 Net Sales • The following table shows a quarterly summary of the Company’s fiscal 2019 and 2020 net sales on both a Reported GAAP basis and on a Core Go-Forward basis, which excludes sales from divested banners. • The Company is providing this additional transparency to help analysts and investors gain further perspective on the Company’s recent portfolio transformation and the quarterly comparisons of the Core Go-Forward banners, which include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Note: numbers may not add due to rounding Net Sales ($ in millions) Q1’19 Q2’19 Q3’19 Q4’19 FY 2019 Q1’20 Q2’20 Q3’20 Q4’20 FY 2020 Reported $2,573 $2,719 $2,759 $3,107 $11,159 $1,307 $2,688 $2,618 $2,619 $9,233 Core $2,080 $2,263 $2,191 $2,471 $9,006 $1,128 $2,239 $2,186 $2,390 $7,943

BED BATH & BEYOND 35 1 The Company notes that, similar to the first quarter of fiscal 2021, second quarter growth rates in fiscal 2021 are not fully comparable due to both last year’s extended store closures related to the COVID-19 pandemic in the month of June 2020 and the Company’s ongoing fleet optimization program. Therefore, Comparable Sales Growth for the three months ended August 28, 2021 has been calculated by estimating the negative impact on June 2021 sales of the store closures in 2020 in connection with the Company's fleet optimization program. The Company estimates that the stores closed in 2020 as part of this fleet optimization program would have contributed approximately 2% to 3% growth to the Bed Bath banner and total company, in the second quarter of fiscal 2021. The Company believes this calculation of comparable sales is a more meaningful reference for the current quarter. 2 Adjusted items refer to comparable sales as well as financial measures that are derived from measures calculated in accordance with GAAP, which have been adjusted to exclude certain items. Adjusted Gross Margin, Adjusted SG&A, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Diluted EPS are non-GAAP financial measures. For more information about non-GAAP financial measures, see “Non-GAAP Information” below. 3Total Liquidity includes cash & investments and availability under the Company’s asset-based revolving credit facility. 4 Leverage ratio calculated using Moody's gross debt/EBITDA ratios. This presentation contains certain non-GAAP information, including adjusted earnings before interest, income taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA margin, adjusted gross margin, adjusted SG&A, adjusted net earnings per diluted share, and free cash flow. Non-GAAP information is intended to provide visibility into the Company’s core operations and excludes special items, including non-cash impairment charges related to certain store-level assets and tradenames, loss on sale of businesses, loss on the extinguishment of debt, charges recorded in connection with the restructuring and transformation initiatives, which includes accelerated markdowns and inventory reserves related to the planned assortment transition to Owned Brands and costs associated with store closures related to the Company's fleet optimization and the income tax impact of these items. The Company’s definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported GAAP financial results. For a reconciliation to the most directly comparable US GAAP measures and certain information relating to the Company’s use of Non-GAAP financial measures, see “Non- GAAP Financial Measures” below. Non-GAAP Information Footnotes

BED BATH & BEYOND 36 APPENDIX Q2’21 Non-GAAP Reconciliation

BED BATH & BEYOND 37 APPENDIX Q2’20 Non-GAAP Reconciliation

BED BATH & BEYOND 38 Mark Tritton, President & Chief Executive Officer Gustavo Arnal, Executive Vice President, Chief Financial Officer Second Quarter Fiscal 2021 Earnings Presentation September 30, 2021 (Period Ending August 28, 2021)